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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                _______________

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

                Date of earliest event reported:  June 15, 2000

                                _______________

                         Internet Capital Group, Inc.

                                _______________

              (Exact name of registrant as specified in charter)

        Delaware                       0-26929                   23-2996071
(State of Incorporation)       (Commission File Number)       (I.R.S. Employer
                                                             Identification No.)

                                _______________


             435 Devon Park Drive, Building 600, Wayne, PA  19087
             ----------------------------------------------------
             (Address of Principal Executive Offices)   (Zip Code)

                                 610-230-4400
                                 ------------
             (Registrant's telephone number, including area code)

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Item 2.  Acquisition of Assets
------------------------------

          On June 15, 2000, Internet Capital Group, Inc., a Delaware corporation (the "Company"), acquired about 19,021,378 shares of Series B preferred stock, par value $.001 per share ("RightWorks Preferred Stock") of RightWorks Corporation, a California corporation ("RightWorks"). The acquisition was consummated pursuant to a Recapitalization and Exchange Offer Agreement and Plan of Reorganization (the "Recap Agreement") dated March 7, 2000 among the Company, Rain Acquisition Corp., a wholly-owned subsidiary of the Company ("Rain"), RightWorks and some of the stockholders of RightWorks. Pursuant to the Recap Agreement, the Company issued an aggregate of about 5,778,200 shares of common stock, par value $.001 per share (the "ICG Common Stock") to the stockholders of RightWorks who tendered their shares of RightWorks Preferred Stock. The number of shares issued by the Company was based on an exchange ratio of .303774 shares of ICG Common Stock for each share of RightWorks Preferred Stock acquired by the Company.

          As an inducement for the Company to enter into the Recap Agreement, some of the stockholders of RightWorks entered into stockholder agreements with the Company and RightWorks. By entering into the stockholder agreements, the RightWorks stockholders agreed to, and irrevocably appointed representatives of the Company as their lawful attorneys-in-fact and proxies with the limited right to, vote the shares of RightWorks Preferred Stock beneficially owned by them, including any additional shares of RightWorks capital stock acquired after the date of the stockholder agreements, in favor of the approval of the recapitalization contemplated by the Recap Agreement, in favor of any matter that could reasonably be expected to facilitate the recapitalization and against any matter that could reasonably be expected to delay or hinder the RightWorks exchange offer.

          In addition to the Recap Agreement, Rain entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") dated March 7, 2000 with RightWorks, whereby Rain acquired 649,644 shares of RightWorks Preferred Stock for $22 million in cash. Additionally, under the terms of a Stock Exchange Agreement (the "Stock Exchange Agreement" and, together with the Recap Agreement and the Stock Purchase Agreement, the "Agreements") dated March 7, 2000 between Rain and Vani Kola, a RightWorks stockholder, Rain acquired 375,000 shares of common stock of RightWorks, par value $.001 per share, in exchange for 113,915 shares of ICG Common Stock. As of June 29, 2000, the shares of RightWorks Preferred Stock and common stock acquired by the Company pursuant to the Agreements represent about 62% of the outstanding RightWorks capital stock calculated on a primary basis and 50% of the outstanding RightWorks capital stock calculated on a fully-diluted basis.

          RightWorks provides Internet-based exchange software for powering business-to-business digital marketplaces. These marketplaces serve as comprehensive online sources of information, interaction and electronic commerce for the businesses that participate in them as buyers or sellers. RightWorks' software, RightWorks 5.0, is a software platform that manages the complex business transactions that take place on digital marketplaces.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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          (a)  Financial Statements of Business Acquired

          Financial Statements required by this item were previously reported pursuant to instruction B.3. of Form 8-K in the Company's Registration Statement on Form S-4 filed on April 13, 2000, as amended (Registration No. 333-34722).

          (b)  Pro Forma Financial Information

          Financial Statements required by this item were previously reported pursuant to instruction B.3. of Form 8-K in the Company's Registration Statement on Form S-4 filed on April 13, 2000, as amended (Registration No. 333-34722).

          (c)  Exhibits
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2.1-      Recapitalization and Exchange Offer Agreement and Plan of
          Reorganization by and among the Company, Rain, RightWorks, and with respect to Article VII, VIII and IX only Suhas Patil, as Shareholder Representative, and Chase Manhattan Trust Company, National Association, as Escrow Agent, dated as of March 7, 2000 (incorporated by reference to Exhibit 2.3 to the Company's Registration Statement on Form S-4 filed on April 13, 2000, as amended (Registration No. 333-34722)).

2.2 Stock Purchase Agreement dated as of March 7, 2000 between Rain and RightWorks.

2.3       Stock Exchange Agreement dated as of March 7, 2000 between Rain and
          Vani Kola.

99.1- Interview With Vani Kola, Founder and Chief Executive Officer of Rightworks and Mary Coleman, Managing Director Of Operations for the Company and Press Release issued by the Company (incorporated by reference to the Registration Statement on Form 425 filed by the Company on March 31, 2000 (Registration No. 132-01830)).

99.2- Memorandum from the Company to Shareholders of RightWorks (incorporated by reference to the Registration Statement on Form 425 filed by the Company on May 16, 2000 (Registration No. 132-01830)).

99.3- Press Release issued by the Company on June 9, 2000 (incorporated by reference to the Registration Statement on Form 425 filed by the Company on June 9, 2000 (Registration No. 132-01830)).

99.4      Press Release issued by the Company on June 15, 2000.
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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        INTERNET CAPITAL GROUP, INC.

Date:  June 29, 2000                    By:  /s/ David D. Gathman
                                             --------------------
                                             David D. Gathman
                                             Chief Financial Officer
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                                 EXHIBIT INDEX

Exhibit No.           Description
-----------           -----------

2.1 Recapitalization and Exchange Offer Agreement and Plan of Reorganization by and among the Company, Rain, RightWorks, and with respect to Article VII, VIII and IX only Suhas Patil, as Shareholder Representative, and Chase Manhattan Trust Company, National Association, as Escrow Agent, dated as of March 7, 2000 (incorporated by reference to Exhibit 2.3 to the Company's Registration Statement on Form S-4 filed on April 13, 2000, as amended (Registration No. 333-34722)).

2.2 Stock Purchase Agreement dated as of March 7, 2000 between Rain and RightWorks.

2.3                   Stock Exchange Agreement dated as of March 7, 2000 between
                      Rain and Vani Kola.

99.1 Interview With Vani Kola, Founder and Chief Executive Officer of Rightworks and Mary Coleman, Managing Director Of Operations for the Company and Press Release issued by the Company on March 31, 2000 (incorporated by reference to the Registration Statement on Form 425 filed by the Company (Registration No. 132-01830)).

99.2 Memorandum from the Company to Shareholders of RightWorks (incorporated by reference to the Registration Statement on Form 425 filed by the Company on May 16, 2000 (Registration No. 132-01830)).

99.3 Press Release issued by the Company on June 9, 2000 (incorporated by reference to the Registration Statement on Form 425 filed by the Company on June 9, 2000 (Registration No. 132-01830)).

99.4                  Press Release issued by the Company on June 15, 2000.